UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Event Requiring Report: November 14, 2002




                          U.S. HOMES & PROPERTIES, INC
           -----------------------------------------------------------
             (Exact Name of Registrant as Specified on its Charter)


       000-27557                                             87-0663193
------------------------                           ----------------------------
(Commission File Number)                           (IRS Employer Identification
                                                    Number)


                                     NEVADA
                   -----------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)


                        3809 South West Temple, Suite 1D
                            Salt Lake City, UT 84115
   ---------------------------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (801) 281-0001
 ------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. Other Events

On November 14, 2002, P/R Business Center, Inc. a subsidiary of AALL Finished Construction, Inc., a wholly owned subsidiary of Career Worth, Inc. n/k/a US West Homes & Properties, Inc. entered into a "Agreement to Rescind Deed of Trust, Purchase Agreement & Promissory Note" with Nicholas Investment Company, Inc. Originally, P/R contracted to sale the building located at 3430 East Russell Road, Las Vegas, Nevada 89120 to Nicholas. Due to changing circumstances in the market place the parties agreed to rescind the original agreement and have the building revert back to P/R ownership and control.

ITEM 7. EXHIBITS

(C)  Exhibits.

Exhibit No.   Page No.  Description

10 (i)           *      Agreement to Rescind Deed of Trust, Purchase Agreement &
                        Promissory Note



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2003.


                                          U.S. Homes & Properties, Inc.




                                          By: /s/ David Wolfson, President
                                             ----------------------------------
                                              David Wolfson, President






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Exhibit 10(i)

                  AGREEMENT TO RESCIND DEED OF TRUST, PURCHASE
                           AGREEMENT & PROMISSORY NOTE

     This Agreement to Rescind the Deed of Trust, Purchase Agreement and Promissory Note is entered into this ____ day of November, 2002 by and between P/R Business, Inc., ("P/R") a Utah corporation, principle offices located at 3809 S. West Temple St., Suite 1-D, Salt and Nicholas Investment Company, Inc., ("Nicholas") a Nevada corporation, principal offices located at 5017 Cliffrose Dr., Las Vegas, NV 89130.

     WHEREAS, P/R entered into a Purchase Agreement, Deed of Trust and Promissory Note (together "Agreements") with Nicholas to purchase the building located at 3430 East Russell Road, Las Vegas, Nevada 89120 ("Building").

     WHEREAS, Nicholas and P/R now wish to rescind the Agreements in their entirety.

AGREEMENT

     NOW, THEREFORE, on the stated premises, which are incorporated herein by reference, and in consideration of the mutual covenants and agreements hereinafter set forth, the mutual benefits to the Parties to be derived herefrom, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

1. Agreement Rescission. The Agreements entered into by and between Nicholas and P/R are hereby revoked and rescinded in their entirety.

2. September & October Invoices. Nicholas agrees to pay in full, the September Invoice (attached hereto) and the October Invoice which will be sent to Nicholas, within 30 days from the date of this Agreement.

3. Damages and Limit of Liability. Each party shall be liable, for any material breach of the representations, warranties, and covenants contained herein which results in a failure to perform any obligation under this Agreement, only to the extent of the expenses incurred in connection with such breach or failure to perform Agreement.

4. Nature and Survival of Representations and Warranties. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing hereunder. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for and not upon any investigation upon which it might have made or any representations, warranty, agreement, promise, or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

5. Indemnification Procedures. If any claim is made by a party which would give rise to a right of indemnification under this paragraph, the party seeking indemnification (Indemnified Party) will promptly



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cause notice thereof to be delivered to the party from whom  indemnification  is sought (Indemnifying Party). The Indemnified Party will permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from the claims. Counsel for the Indemnifying Party which will conduct the defense must be approved by the Indemnified Party (whose approval will not be unreasonably withheld), and the Indemnified Party may participate in such defense at the expense of the Indemnified Party. The Indemnifying Party will not in the defense of any such claim or litigation, consent to entry of any judgement or enter into any settlement without the written consent of the Indemnified Party (which consent will not be unreasonably withheld). The Indemnified Party will not, in connection with any such claim or litigation, consent to entry of any judgement or enter into any settlement without the
written  consent  of  the   Indemnifying   Party  (which  consent  will  not  be
unreasonably withheld). The Indemnified Party will cooperate fully with the Indemnifying Party and make available to the Indemnifying Party all pertinent information under its control relating to any such claim or litigation. If the Indemnifying Party refuses or fails to conduct the defense as required in this Section, then the Indemnified Party may conduct such defense at the expense of the Indemnifying Party and the approval of the Indemnifying Party will not be required for any settlement or consent or entry of judgement.

6. Costs and Expenses. Nicholas and P/R shall bear their own costs and expenses in the proposed transaction. Nicholas and P/R have been represented by their own attorneys in this transaction, and shall pay the fees of their attorneys, except as may be expressly set forth herein to the contrary.

7. Notices. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

    To: P/R:                              To Nicholas Investment Company, Inc.:

    P/R Consulting, Inc.,                 Nicholas Investment Company, Inc.
    David Wolfson                         5017 Cliffrose Drive
    3809 S. West Temple St., Suite. 1-D   Las Vegas, Nevada 89130
    Salt Lake City, Utah 84115

8. Miscellaneous.


     A. Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     B. Brokers. Neither party has employed any brokers or finders with regard to this Agreement not disclosed herein.

     C. Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     D. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     E. Governing Law. This Agreement was negotiated and is being contracted for in the State of


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Utah,  and shall be governed  by the laws of the State of Utah,  notwithstanding any conflict-of-law provision to the contrary. Any suit, action or legal proceeding arising from or related to this Agreement shall be submitted for binding arbitration resolution to the American Arbitration Association, in Salt Lake City, Utah, pursuant to their Rules of Procedure or any other mutually agreed upon arbitrator. The parties agree to abide by decisions rendered as final and binding, and each party irrevocably and unconditionally consents to the jurisdiction of such arbitrator and waives any objection to the laying of venue in, or the jurisdiction of, said Arbitrator.

     F. Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

     G. Entire Agreement. The Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements or understandings between the parties relating to the subject matter hereof. No oral understandings, statements, promises or inducements contrary to the terms of this Agreement exist. No representations, warranties covenants, or conditions express or implied, other than as set forth herein, have been made by any party.

     H.   Severability.   If  any  part  of  this  Agreement  is  deemed  to  be
unenforceable the balance of the Agreement shall remain in full force and effect.


IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


P/R Business, Inc.                       Nicholas Investing, Inc.


 /s/ Mike Hinds                          By: /s/ Darryl Schuttloffel
----------------------                      -------------------------------
Mike Hinds                               Name:
Vice President                           Its:







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